The PNC Financial Services Group, Inc. Citigroup Financial Services Conference 2008 New York January 29, 2008 Exhibit 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2006 Form 10-K, including in the Risk Factors and Risk
Management sections, and in our third quarter 2007 Form 10-Q and other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of the deconsolidation of BlackRock near the end of third quarter 2006 and the impact of certain types of items. Adjusted results reflect, as applicable, the following types of adjustments: (1) 2006 and earlier periods reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our BlackRock investment on the equity method prior to its deconsolidation; (2) adjusting 2006 periods, as applicable, to exclude the impact of the third quarter 2006 gain on the
BlackRock/MLIM transaction and losses on the repositioning of PNC’s securities and mortgage loan portfolios; (3) adjusting fourth quarter 2006 and the 2007 periods to exclude the net mark-to-market adjustments on PNC’s remaining BlackRock LTIP shares obligation and, as applicable, the gain
PNC recognized in first quarter 2007 in connection with the company’s transfer of BlackRock shares to satisfy a portion of its BlackRock LTIP shares obligation; (4) adjusting all 2007 and 2006 periods to exclude, as applicable, integration costs related to acquisitions and to the BlackRock/MLIM transaction; (5) adjusting 2007 periods, as applicable, for the fourth quarter 2007 Visa litigation charge; and (6) adjusting, as appropriate, for the tax impact of these adjustments. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to the amount of the adjustments shown. In certain discussions, we may also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information

Delivered solid growth
Created positive operating
leverage on an adjusted
basis
Strong asset quality
Successful Mercantile
integration; poised for
growth
Effective capital
deployment
Well-positioned for this
environment
2007 Highlights
Assets $139 billion
Net income $1.5 billion
Net income adjusted
1
$1.7 billion
Noninterest income
to total revenue  57%
NPAs to total assets .34%
Allowance to loans 1.21%
Tier 1 risk-based ratio
2
6.8%
2007 Financial Highlights
As of or for the year ended December 31, 2007.
(1) Adjusted net income reconciled to GAAP net income in the Appendix.
(2) Estimated.
Key Accomplishments

PNC’s Differentiated Business Model
Delivering Relatively Strong Results Through Economic Cycles
Diversified business mix with a high fee income
contribution
Positive adjusted operating leverage
Moderate risk profile
-Strategic choices
-Operating discipline
Disciplined capital management
Well-positioned for this environment
Key take-aways

Segment Earnings
1
Business Leadership
Our Focused and Diversified Business
Segments
Retail Banking
- Focused on winning in the payments space
- A leading community bank in PNC major
markets
- One of the nation’s largest bank wealth
management firms
Corporate & Institutional Banking
- A premier middle-market franchise
- Top 10 treasury management business
- Harris Williams – one of the nations’ largest
M&A advisory firms for the middle-market
-
The nation’s 4th
largest lead arranger of asset-
based loan syndications, 2nd
largest in middle-
market
BlackRock
- A global asset management company with $1.4
trillion in assets under management
PFPC
- A leading full service provider of processing,
technology and business solutions for the global
investment industry; $2.5 trillion in serviced
assets domestically and internationally.
For the year ended December 31, 2007,  millions
$432
$893
$253
$128
(1) Business earnings reconciled to GAAP net income of $1,467 million in the Appendix.  BlackRock segment earnings are adjusted to exclude our pretax share of BlackRock/MLIM integration costs totaling $4 million.
Contribution
52%
25%
15%
8%

CMA 21%
WFC 20
PNC 18
KEY 16
RF 16
FITB 15
USB 14
STI 14
NCC 13
BBT 12
WB 10
Average Noninterest-Bearing Deposits
to Average Interest-Earning Assets¹
2007
PNC        57%
USB 52
FITB 46
WFC 45
BBT 42
WB 41
KEY 41
RF 39
STI 39
NCC 36
CMA 30
Building a Differentiated Business Mix
High Fee Income Contribution
2007
(1) As of or for the year ended December 31, 2007. (2) Reconciled to GAAP in the Appendix.  Source: SNL DataSource, PNC as reported.
A Funding Advantage
Noninterest Income to Total Revenue¹
47%
without
PFPC and
BlackRock²

A Unique Revenue Mix
A More Diverse and Valuable Revenue
Stream
Deposit
Net Interest
Income
Loan
Net Interest
Income
12%
26%
16%
Asset
Management
10%
Consumer
Services,
Brokerage
and Deposit
Charges
12%
Fund
Servicing
15%
Corporate
Services
9%
Equity
Mgmt.,
Trading
and Other
For the year ended December 31, 2007
1,2
Adjusted loan net
interest income
increased 25%
year over year²
Adjusted loan net
interest income
increased 25%
year over year*
Adjusted deposit
net interest income
increased 34%
year over year²
Adjusted
noninterest income
increased 10%
year over year²
(1) As adjusted. (2) Adjusted noninterest income, deposit net interest income, loan net interest income and growth percentages are reconciled to GAAP in the Appendix. Unadjusted change: noninterest income (40%), deposit net interest income 34%, and loan net interest income 24%.

PNC’s Differentiated Business Model
Delivering Relatively Strong Results Through Economic Cycles
Diversified business mix with a high fee income
contribution
Positive adjusted operating leverage
Moderate risk profile
-Strategic choices
-Operating discipline
Disciplined capital management
Well-positioned for this environment
Key take-aways

$0
$1
$2
$3
$4
$5
$6
$7
Revenue
+9%
Creating Positive Operating Leverage
Growing Revenues Faster Than Expenses
Adjusted Revenue
(as reported $5.5 billion, $6.3 billion, $8.6 billion, $6.7 billion  for 2004, 2005, 2006, 2007, respectively)
Adjusted Noninterest Expense
(as reported $3.7 billion, $4.3 billion, $4.4 billion, $4.3 billion for 2004, 2005, 2006, 2007, respectively)
Adjusted Net Income
(as reported $1.2 billion, $1.3 billion, $2.6 billion, $1.5 billion for 2004, 2005, 2006, 2007, respectively)
$1.2
$1.3
$1.5
(1) As reported: revenue 24%, expense 9%, operating leverage 15%, net income 47%.
(2) As reported: revenue (22%), expense (3%), operating leverage (19%), net income (43%).
(3) Adjusted amounts are reconciled to GAAP amounts in the Appendix.
2004
2005 2006
Expense
+7%
Net Income
+12%
Compound Annual Growth
(2004-2006, as adjusted)
1,3
Revenue
+18%
Expense
+15%
Net Income
+12%
2006-2007
As adjusted
2,3
Operating
Leverage
+2%
Operating
Leverage
+3%
$1.7
2007

PNC’s Differentiated Business Model
Delivering Relatively Strong Results Through Economic Cycles
Diversified business mix with a high fee income
contribution
Positive adjusted operating leverage
Moderate risk profile
-Strategic choices
-Operating discipline
Disciplined capital management
Well-positioned for this environment
Key take-aways

Nonperforming loans to total
loans .64% .85%
Nonperforming assets to total
assets .34% .65%
Net charge-offs to average
loans (three months ended)
.49% .73%
Allowance for loan and lease
losses to loans 1.21% 1.23%
Allowance for loan and lease
losses to nonperforming loans 190% 144%
Disciplined Approach Leads to Strong
Credit Risk Profile
Source: SNL DataSource; Peer Group represents average of super-regional banks identified in the Appendix other than PNC.
As of December 31, 2007
PNC
Peer
Group
Credit decisions driven by
risk-adjusted returns
Minimal exposure to subprime
mortgages, high-yield bridge and
leveraged finance loans
Relatively low commercial real
estate exposure
Highly granular portfolio
Credit quality migrating at a
manageable pace
Overview
Asset Quality

A High Quality Consumer Loan Portfolio
Auto
5%
Residential
Mortgage
34%
Composition of Consumer Loan and Residential Mortgage Portfolio
As of December 31, 2007
Home Equity Portfolio
Credit Statistics¹
First lien positions 39%
In-footprint exposure 93%
Weighted average:
Loan to value 73%
FICO scores 727
Net charge-offs²
0.20%
90 days past due 0.37%
Other
9%
Home
Equity
52%
Residential Mortgage Portfolio
Credit Statistics¹
Weighted average:
Loan to value 67%
FICO scores 747
Net charge-offs²
0.01%
90 days past due 0.77%
(1) Excludes the impact of Yardville, which PNC acquired effective October 26, 2007 and expects to convert during March 2008.  Includes loans from acquired portfolios for which lien position and loan-to-value information was limited and represents most recent FICO scores we have on file, where applicable.
(2) For the year ended December 31, 2007.
Total Portfolio $27.9 billion

$8.9 billion
A Well-balanced Commercial Portfolio
Composition of Commercial Lending Portfolio
As of December 31, 2007
Office
16%
Multi-family
9%
Land
5%
Single Family, Residential
Land, Condo
23%
Hotel
5%
Industrial
8%
Other
19%
Retail
15%
Commercial
Other
57%
Asset-
Based
12%
Commercial
Real Estate
22%
Equip.
Leasing
9%
Total Portfolio $41 billion

PNC’s Differentiated Business Model
Delivering Relatively Strong Results Through Economic Cycles
Diversified business mix with a high fee income
contribution
Positive adjusted operating leverage
Moderate risk profile
-Strategic choices
-Operating discipline
Disciplined capital management
Well-positioned for this environment
Key take-aways

PNC
United Trust
Riggs
Mercantile
Yardville
Sterling*
PNC

PNC
United Trust
Riggs
Mercantile
Yardville
Sterling*
PNC

$60,949
$56,250
$69,270
$54,620
$73,965
$69,363
$66,273
Improving Our Retail Demographics
3.7%
6.0%
2.0%
3.4%
8.4%
10.0%
3.9%
2003 Proforma
Median Household Income
Projected 5-Year Population Growth
Acquisitions
2003 Proforma
Acquisitions
Amounts based on data at time of acquisition announcement.  United Trust data reflects demographics of footprint counties weighted by households. Data reflects demographics of footprint counties of that company in the case of Mercantile, Yardville and Sterling, or by MSA in the case of Riggs, weighted by deposits.  PNC 2003 and PNC Proforma amounts reflect demographics, weighted by deposits, of PNC’s 68 county footprint and 105 county footprint, respectively, including the impact of PNC’s ongoing branch optimization process.  PNC and
Mercantile headquarter offices excluded for purposes of deposit weighting.  Source:  SNL DataSource.  *Pending.

17% CAGR
thousands

+60% Fee Growth
millions

+490 Basis Points

$0
$4
$8
$12
$16
$20
$24
1Q06 4Q07
Corporate Services
Brokerage
Consumer, Service Charges and Other
Asset Management
Executing in the Greater Washington Area
40.5%
45.4%
0
25
50
75
100
125
Deepening Relationships and Growing Noninterest Income*
GWA noninterest income
to total revenue
PNC - GWA Retail Relationships
(1) Riggs transaction completed May 2005.
PNC GWA Region
*Excludes the impact of Mercantile.
June 30
2005¹
Dec. 31
2007
PNC - GWA Fee Growth
+25%
+17%
+61%
+191%
GWA business checking relationships
GWA consumer checking relationships
1Q06
4Q07

High Growth Product Focus
Albridge Solutions
Coates Analytics
To…
Integrated
Provider
Transforming the PFPC Business Model
From
Processor
Unified client views
Performance reporting
Web-based analytics tools
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Emerging Product
Revenue
Core Product
Revenue
22%
30%
70%
78%
Emerging product
revenue
3-yr CAGR 18%
Transforming the Business Model
2004
2007
Year ended

PNC’s Differentiated Business Model
Delivering Relatively Strong Results Through Economic Cycles
Diversified business mix with a high fee income
contribution
Positive adjusted operating leverage
Moderate risk profile
-Strategic choices
-Operating discipline
Disciplined capital management
Well-positioned for this environment
Key take-aways

PNC Duration
of Equity
(At Quarter End)
(3)
(2)
(1)
0
1
2
3
4
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Proactively Managing the Balance Sheet
Aligning the Balance Sheet with Expectations
Fed Fund
Effective Rate
(At Quarter End)
2004
2005
2006 2007
Source:  SNL DataSource, PNC as reported.

Enhancing Our Capital Flexibility in 2008
Tier 1 Approach Better Aligns Capital Management with Risk
Consistent with economic
capital methodologies
A better measure of risk
Access to broader capital
markets
PNC benchmark of 7.5% - 8.0%
Earnings growth
Capital markets
Return to shareholders
Investing in growth
Tier 1 Risk-based Ratio
Sources/Uses

Continuing to Build a Great Company 2008 Plan Remain focused on our strategies Execute, execute, execute Disciplined investment in opportunities

Cautionary Statement Regarding
Forward-Looking Information
Appendix
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the
Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,”
“intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our Form 10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our third quarter 2007 Form 10-Q and other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
•Changes in interest rates and valuations in the debt, equity and other financial markets.
•Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
•Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
•Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
•Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting the economy generally.
•Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.

•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and (e) changes in accounting policies and principles.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at
www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies, including our pending Sterling Financial Corporation
(“Sterling”) acquisition. Acquisitions in general present us with risks in addition to those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s, Sterling’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)
Appendix

The PNC Financial Services Group, Inc. and Sterling Financial Corporation (“Sterling”) will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY
STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH
THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY
WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s web site at http://www.sec.gov.
In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Sterling will be available free of charge from Sterling by contacting Shareholder Relations at (877) 248-6420.
The directors, executive officers, and certain other members of management and employees of Sterling are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling. Information about the directors and executive officers of Sterling is included in the proxy statement for its May 8, 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Additional Information About The PNC/Sterling
Financial Corporation Transaction
Appendix

Non-GAAP to GAAP
Reconcilement
Earnings Summary
Appendix
THREE MONTHS ENDED
In millions, except per share data Adjustments, Net Diluted Adjustments, Net Diluted Adjustments, Net Diluted
Pretax Income EPS Pretax Income EPS Pretax Income EPS
Net income, as reported $178 $0.52 $407 $1.19 $376 $1.27
Adjustments:
   BlackRock LTIP (a) $128 84 .24       $50 32         .09       $12 7           .02
   Visa indemnification (b) 82 53 .16
   Integration costs (c) 79                  50         .15       43                  30         .09       10 8           .03
Net income, as adjusted $365 $1.07 $469 $1.37 $391 $1.32
YEAR ENDED Adjustments,
Net Diluted
Adjustments,
Net Diluted
In millions, except per share data Pretax
Income EPS
Pretax
Income EPS
Net income, as reported $1,467 $4.35 $2,595 $8.73
Adjustments:
  BlackRock LTIP (a) $127 83         .24       $12 7
.02
  Visa indemnification (b) 82 53         .16
  Integration costs (c) 151                99         .30       101 47         .16
  Gain on BlackRock/MLIM transaction (d) (2,078) (1,293)   (4.36)
  Securities portfolio rebalancing loss (d) 196 127       .43
  Mortgage loan portfolio repositioning loss (d) 48 31         .10
Net income, as adjusted $1,702 $5.05 $1,514 $5.08
(d) Included in noninterest income on a pretax basis.
December 31, 2006
(b) Our payment services business issues and acquires credit and debit card transactions through Visa U.S.A. Inc. card association or its affiliates (“Visa”). In October 2007, Visa completed a restructuring and issued shares of Visa Inc. common stock to its financial institution members in contemplation of its initial public offering (“IPO”) currently anticipated in the first quarter of 2008 (the “Visa Reorganization”). As part of the
Visa Reorganization, we received our proportionate share of a class of Visa Inc. common stock allocated to the U.S. members. Visa expects that a portion of these shares will be redeemed for cash out of the proceeds of the IPO. The U.S. members are obligated to indemnify Visa for judgments and settlements related to specified litigation. Visa will set aside a portion of the proceeds from the IPO in an escrow account for the benefit of the U.S. member financial institutions to fund the expenses of the litigation as well as the members' proportionate share of any judgments or settlements that may arise out of the litigation.
December 31, 2007 September 30, 2007
December 31, 2006 December 31, 2007
(a) Includes the impact of the gain recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation and the net mark-to-market adjustment on our remaining BlackRock LTIP shares obligation, as applicable.
In accordance with GAAP, we recorded a liability and operating expense totaling $82 million before taxes in the fourth quarter of 2007 representing our estimate of the fair value of our indemnification obligation for potential losses arising from this litigation. Our estimate is based on publicly available information and other information made available to all of the affected Visa members and does not reflect any direct knowledge of the relative strengths and weaknesses of the litigation still pending or the status of any on-going settlement discussions. We believe that the IPO will be completed and cash will be available through the escrow to satisfy litigation settlements. In addition, based on estimates provided by Visa regarding its planned IPO, we believe that our ownership interest in Visa has a value significantly in excess of our indemnification liability. Our Visa shares will not generally be transferable until they can be converted into shares of the publicly traded class of stock, which cannot happen until the later of three years after the IPO or settlement of all of the specified litigation.
(c) In addition to integration costs related to recent or pending PNC acquisitions reflected in the 2007 periods, the first three quarters of 2007 and all 2006 periods include BlackRock/MLIM integration costs.
BlackRock/MLIM integration costs recognized by PNC in the first three quarters of 2007 and the fourth quarter of 2006 were included in noninterest income as a negative component of the "Asset management" line item, which includes the impact of our equity earnings from our investment in BlackRock. For the first nine months of 2006, BlackRock/MLIM transaction integration costs were included in noninterest expense.

Non-GAAP to GAAP
Reconcilement
Business Segment Summary and Noninterest Income
Appendix
Dollars in millions 2007
% of Segments
Retail Banking $893 52%
Corporate & Institutional Banking 432 25%
BlackRock (a) 253 15%
PFPC 128 8%
     Total business segment earnings 1,706
Other (a) (239)
Total consolidated net income $1,467
Year ended December 31
Earnings (Loss)
(a) Pre-tax BlackRock/MLIM transaction integration costs totaling $4 million for the year ended December 31, 2007 have been reclassified from BlackRock to "Other."
Year ended December 31, 2007
Dollars in millions
Retail
Banking
Corporate &
Institutional
Banking Other
Banking and
Other BlackRock PFPC Total
Net interest income (expense) $2,059 $805 $83 $2,947 ($32) $2,915
Noninterest income 1,736          720             133             2,589          $338 863             3,790
Total Revenue $3,795 $1,525 $216 $5,536 $338 $831 $6,705
Noninterest income as a % of
total revenue
46% 47% 62% 47% 100% 104% 57%

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – For the year ended
Appendix
Year ended
In millions As Reported  Adjustments
As Adjusted (a)
As Reported  Adjustments
As Adjusted (b)
Net interest income $2,915 $2,915 $2,245 ($10) $2,235
Net interest income:
% Change As
Reported
% Change As
Adjusted
Loans 1,110 1,110 895 (10) 885 24% 25%
Deposits 1,805 1,805 1,350 1,350 34% 34%
Noninterest Income
3,790 $131 3,921 6,327 (2,755) 3,572 (40%) 10%
Total revenue 6,705 131 6,836 8,572 (2,765) 5,807 (22%) 18%
Loan net interest income as a % of total revenue
16.6% 16.2% 10.4% 15.2%
Deposit net interest income as a % of total revenue
26.9% 26.4% 15.7% 23.2%
Noninterest income as a % of total revenue
56.5% 57.4% 73.8% 61.5%
Provision for credit losses 315 (45) 270 124 124
Noninterest income 3,790 131 3,921 6,327 (2,755) 3,572
Noninterest expense 4,296 (184) 4,112 4,443 (856) 3,587 (3%) 15%
Income before minority interest
and income taxes 2,094 360 2,454 4,005 (1,909) 2,096
Minority interest in income
of BlackRock 47 (47)
Income taxes 627 125 752 1,363 (781) 582
Net income
$1,467 $235 $1,702 $2,595 ($1,081) $1,514 (43%) 12%
Noninterest income:
Asset management $784 $4 $788 $1,420 ($882) $538 (45%) 46%
Other 3,006 127 3,133 4,907 (1,873) 3,034 (39%) 3%
Total noninterest income $3,790 $131 $3,921 $6,327 ($2,755) $3,572 (40%) 10%
Operating Leverage - Year Ended As Reported As Adjusted
Total revenue (22%) 18%
Noninterest expense (3%) 15%
Operating leverage  (19%) 3%
2006 to 2007 Change
December 31, 2007 December 31, 2006

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – For the three months ended
Appendix
For the three months ended December 31, 2007 PNC PNC
In millions As Reported Adjustments (a) As Adjusted Reported Adjusted
Net interest income $793 $793
Loan net interest income 304 304 3% 3%
Deposit net interest income 489 489 5% 5%
Provision for credit losses 188 ($45) 143
     Net interest income less provision for credit losses 605 (45) 650
Asset management 225 (1) 224
Other 609 128 737
     Total noninterest income 834 127 961 (16%) (8%)
Compensation and benefits 553 (10) 543
Other 660 (107) 553
     Total noninterest expense 1,213 (117) 1,096 10% 4%
Income before income taxes 226 289 515
Income taxes 48 102 150
     Net income $178 $187 $365 (56%) (22%)
For the three months ended September 30, 2007 PNC PNC
In millions As Reported Adjustments (b) As Adjusted
Net interest income $761 $761
Loan net interest income 294 294
Deposit net interest income 467 467
Provision for credit losses 65 65
     Net interest income less provision for credit losses 696 696
Asset management 204 $2 206
Other 786 50 836
     Total noninterest income 990 52 1,042
Compensation and benefits 553 (16) 537
Other 546 (25) 521
     Total noninterest expense 1,099 (41) 1,058
Income before income taxes 587 93 680
Income taxes 180 31 211
     Net income $407 $62 $469
% Change vs. Sept 30, 2007
(a) Amounts adjusted to exclude the impact of the following items on a pretax basis: $128 million net loss related to our BlackRock/LTIP shares obligation, $82 million
Visa indemnification charge, and $79 million of acquisition integration costs.  The net tax impact of these items is reflected in the adjustment to income taxes.
(b) Amounts adjusted to exclude the impact of the following items on a pretax basis: $50 million net loss related to our BlackRock/LTIP shares obligation and $43 million of acquisition integration costs.  The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – 2004 to 2007
Appendix
For the year ended December 31, 2007 PNC PNC
In millions As Reported  Adjustments (a) As Adjusted
Net interest income $2,915 $2,915
Provision for credit losses 315 $(45) 270
Noninterest income 3,790 131 3,921
Noninterest expense 4,296 (184) 4,112
     Income before income taxes 2,094 360 2,454
Income taxes 627 125 752
     Net income $1,467 $235 $1,702
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Provision for credit losses 124 124
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
   Net income $2,595 $(1,081) $(137) $137 $1,514
(a) Includes the impact of the following pretax items: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs, $48 million mortgage loan portfolio repositioning loss, and $12 million net loss related to our BlackRock LTIP shares obligation.  The net tax impact of these items is reflected in the adjustment to income taxes.
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation, (2) the net mark-to-market adjustment totaling $210 million on our remaining BlackRock LTIP shares obligation,
(3) acquisition integration costs totaling $151 million, and (4) Visa indemnification charge of $82 million. The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – 2004 to 2007 (continued)
Appendix
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Provision for credit losses 21 21
Noninterest income 4,173 (1,214) $163 3,122
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
For the year ended December 31, 2004 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Provision for credit losses 52 52
Noninterest income 3,572 (745) $101 2,928
Noninterest expense 3,712 (564) 3,148
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – 2004 to 2007 (continued)
Appendix
Adjusted % Change
In millions 2004 2005 2006 2007 2004-2006 CAGR 2006-2007
Adjusted net interest income $1,955 $2,142 $2,235 $2,915 7% 30%
Adjusted noninterest income 2,928 3,122 3,572 3,921 10% 10%
Adjusted total revenue 4,883 5,264 5,807 6,836 9% 18%
Adjusted noninterest expense 3,148 3,453 3,587 4,112 7% 15%
Adjusted net income 1,197                  1,325                              1,514                          1,702                  12% 12%
Adjusted operating leverage 2% 3%
Reported % Change
In millions 2004 2005 2006 2007 2004-2006 CAGR 2006-2007
Net interest income, as reported $1,969 $2,154 $2,245 $2,915 7% 30%
Noninterest income, as reported 3,572 4,173 6,327 3,790 33% (40%)
Total revenue, as reported 5,541 6,327 8,572 6,705 24% (22%)
Noninterest expense, as reported 3,712 4,306 4,443 4,296 9% (3%)
Net income, as reported 1,197                  1,325                              2,595                          1,467                  47% (43%)
Operating leverage, as reported 15% (19%)
For the year ended December 31, as adjusted
For the year ended December 31, as reported

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix